Significant events after the reporting period	12 Months Ended
Dec. 31, 2022
Significant events after the reporting period [Abstract]
Significant events after the reporting period
40.	Significant events after the reporting period

a)	On January 10, 2023 (the “Agreement Date”), the Group entered into an intellectual property purchase agreement effective on January 16, 2023 (the “Effective Time”) with SeeQuestor Limited (“SeeQuestor”), a company providing of video analytics technology incorporated and registered in England and Wales.

The Group acquired all and/or any intellectual property rights, including but not limited to patents and trademarks, owned, used or held for use by and/or on behalf of SeeQuestor, including without limitations, such rights as relate to SeeQuestor’s products.

The purchase price for the intellectual property rights consists of fixed consideration amounting to $6,000,000 and contingent payment through issuance of the Company’s shares of an amount equal to $3,000,000 which is conditional to certain financial performance through intellectual property rights from Agreement Date up to and including December 31, 2023.

The Group has made payments of $600,000 and $2,400,000 on Agreement Date and Effective Time, respectively and payment of a further $3,000,000 in equal instalments of $750,000 each will be made based on agreed payment schedule.

b)	In March 2023, the Group entered into a shareholder loan agreement in the amount of $3,000,000 with Asteria Corporation. The Group issued promissory note with an interest rate of 10.375% per annum and maturity date of March 10, 2024 to the lender in the same amount as the loan made.